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                                                                    EXHIBIT 23.2
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 18, 2002, included in Power Integrations Inc.'s Form 10-K for the year ended December 31, 2001, and to all reference to our Firm included in this registration statement.

/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

San Jose, California
April 12, 2002